UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2021

CM Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39482	85-1966622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Corvex Management LP 667 Madison Avenue New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 474-6745

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CMLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CMLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 8.01	Other Events.

As previously reported on February 11, 2021, CM Life Sciences, Inc., a Delaware corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, Mount Sinai Genomics, Inc., a Delaware corporation, d/b/a Sema4 (“Sema4”) and S-IV Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”) (the transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Business Combination between the Company and Sema4, the Company filed a preliminary proxy statement (File No. 001-39482) (as amended, the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 6, 2021. On July 2, 2021, the Company filed a Definitive Proxy Statement relating to the Company’s special meeting scheduled to be held on July 21, 2021 (the “Definitive Proxy Statement”), to, among other things, obtain the approvals required to consummate the Business Combination.

Since the initial filing of the Preliminary Proxy Statement, purported shareholders of the Company have sent demand letters in connection with the Business Combination (the “Demand Letters”).

The Company is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. The Company and its board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims, the Company hereby voluntarily amends and supplements the Definitive Proxy Statement, as set forth in this Current Report on Form 8-K. The Company and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined, and deleted text is stricken through.

The disclosure on page 157 of the Definitive Proxy Statement is hereby supplemented by adding in an additional paragraph as follows:

On February 8, 2021, the Company retained Cowen and Company LLC (“Cowen”) as its capital markets advisor to assist the Company with various aspects of investor outreach. Cowen is entitled to customary advisory fees, consistent with market practice. On February 9, 2021, the Company retained Jefferies as its placement agent and merger and acquisitions advisor in connection with the proposed PIPE financing transaction in connection with the Business Combination. Jefferies will receive customary PIPE placement agent fees and merger and acquisitions fees, consistent with market practice. All of the aforementioned fees are contingent on the Closing of the PIPE financing transaction and/or the Business Combination.

The disclosure on page 156 of the Definitive Proxy Statement regarding the meeting held on January 14, 2021, is hereby supplemented by adding a new sentence at the end of the eleventh paragraph as follows:

The parties also discussed the possibility of having Mr. Casdin and certain other directors of the Company join the board of the post- combination company, which the parties later agreed to do.

The disclosure on page 160 of the Definitive Proxy Statement is hereby supplemented by adding in the following disclosure as footnote 1 to the chart regarding comparable companies:

(1) Enterprise Value/CY21 Revenue for the individual comparable companies identified above were as follows: Progenity, Inc.: 2.9x, Myriad Genetics, Inc.: 2.3x, Natera, Inc.: 15.3x, Invitae Corporation: 17.1x, Guardant Health, Inc.: 32.4x, and NeoGenomics Laboratories, Inc.: 11.3x.

- END OF SUPPLEMENT TO PROXY STATEMENT –

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Important Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed with the SEC a definitive proxy statement (the “Proxy Statement”), which includes the proxy statement and certain other related documents and is both the proxy statement distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Proxy Statement. The Proxy Statement was filed with the SEC on July 2, 2021, and the Company commenced mailing the proxy statement to its stockholders on or about July 6, 2021. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as other documents filed with the SEC in connection with the Business Combination, as these materials contain important information about the parties to the Merger Agreement and the Business Combination. Stockholders may also obtain copies of the proxy statement, and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. These documents may also be obtained free of charge at CM Life Sciences’ website at https://cmlifesciencesspac.com/ or upon written request to CM Life Sciences: c/o Corvex Management, 667 Madison Ave, New York, NY 10065.

Participants in the Solicitation

The Company and Sema4 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. To the extent that holdings of the Company’s securities have changed since the amounts reported in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are contained in the definitive proxy statement. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES, INC.

Dated: July 19, 2021	By:	/s/ Eli Casdin
	Name:	Eli Casdin
	Title:	Chief Executive Officer

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